UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

Schedule 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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QUADRO ACQUISITION ONE CORP.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF QUADRO ACQUISITION ONE CORP.
2685 NOTTINGHAM AVENUE
LOS ANGELES, CA 90027

TO BE HELD ON NOVEMBER 20, 2023

Dear Quadro Acquisition One Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of Quadro Acquisition One Corp., a Cayman Islands exempted company (the “Company”), which will be held on November 20, 2023, at 1:00 p.m. Eastern Time (the “Extraordinary General Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/quadroacquisitionone/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend, on a monthly basis, the date by which the Company has to consummate a business combination (“Termination Date”) from November 22, 2023 (the “Original Termination Date”) to May 22, 2024 (or such earlier date as determined by the Board) (as extended, the “Charter Extension” and such extended date, the “Charter Extension Date”) (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Director Election Proposal — To re-elect Clifford Tompsett as a Class I director of the Board until the annual general meeting of shareholders to be held in 2026 or until his successor is appointed and qualified (the “Director Election Proposal”);

3.      Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, Director Election Proposal, Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company currently has until November 22, 2023 to complete the Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

The Company initially had until February 22, 2023 to complete the initial Business Combination. On February 20, 2023, the Company held an Extraordinary General Meeting at which the shareholders of the Company approved to extend the date by which the Company must consummate an initial Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023 (the “First Extension”). In connection with the First Extension, Quadro Sponsor LLC, a Delaware limited liability company (the “Sponsor”) or its designees contributed to the Company as a loan the initial contribution of $120,000 in February 2023 for the portion of the First Extension ending on April 22, 2023. The Sponsor agreed to loan the Company extension contributions of $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount would be deposited into the Trust Account (as defined below). In connection with the First Extension, shareholders holding 20,451,847 Class A ordinary shares, par value $0.001 per share (the “Class A Ordinary Shares” or “Ordinary Shares”) issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million.

In connection with the First Extension, the Sponsor elected to convert on a one-for-one basis 6,250,000 ordinary shares of par value $0.001 per share (the “Class B Ordinary Shares”) into 6,250,000 Class A Ordinary Shares (the “Founder Conversion”). The 6,250,000 Class A Ordinary Shares issued to the Sponsor in connection with the Founder Conversion are referred to herein as the “Founder Shares.” The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

As contemplated by the Memorandum and Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants of the Company if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.64 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $27.1 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.68. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $40,000 per month or (b) $0.25 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than 160,000 Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until May 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 2,388,153 Public Shares are redeemed and 160,000 of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $1.50 per share, with the aggregate maximum contribution to the Trust Account being $240,000.

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.73 per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $12.14 per share (plus any applicable interest accrued) if 2,388,153 Public Shares are redeemed and 160,000 Public Shares remain outstanding, in comparison to the current redemption amount of approximately $10.64 per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of the Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve any of the other proposals at the Extraordinary General Meeting.

The Board has fixed the close of business on October 19, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares. Also enclosed is a copy of our Annual Report on Form 10-K for the year ended December 31, 2022. Shareholders will have the opportunity to present questions to the management of the Company at the Extraordinary General Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

By Order of the Board of Directors of Quadro Acquisition One Corp.
/s/ Dimitri Elkin
Dimitri Elkin
Chief Executive Officer
November 7, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Extraordinary General Meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Election Proposal and Adjournment Proposal.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF QUADRO ACQUISITION ONE CORP.
TO BE HELD ON NOVEMBER 20, 2023

To the Shareholders of Quadro Acquisition One Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of Quadro Acquisition One Corp., a Cayman Islands exempted company (the “Company”), will be held on November 20, 2023, at 1:00 p.m. Eastern Time (the “Extraordinary General Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. Shareholders will have the opportunity to present questions to the management of the Company at the Extraordinary General Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/quadroacquisitionone/2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated November 7, 2023 and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about November 9, 2023:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend, on a monthly basis, the date by which the Company has to consummate a business combination (“Termination Date”) from November 22, 2023 (the “Original Termination Date”) to May 22, 2024 (or such earlier date as determined by the Board) (as extended, the “Charter Extension” and such extended date, the “Charter Extension Date”) (the “Extension Amendment Proposal”). The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as of the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association of the Company be amended as set out in Annex A to the proxy statement for the Extraordinary General Meeting, in order to give the Board of Directors of the Company the right to extend, on a monthly basis, the Termination Date (as defined therein) from November 22, 2023 to May 22, 2024 (or such earlier date as determined by the Board of Directors of the Company), with immediate effect.”;

2.      Proposal No. 2 — Director Election Proposal — To re-elect Clifford Tompsett as a Class I director of the Board until the annual general meeting of shareholders to be held in 2026 or until his successor is appointed and qualified (the “Director Election Proposal”);

3.      Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board (“Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

The Company currently has until November 22, 2023 to complete the Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Original Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate on the Original Termination Date.

The Company initially had until February 22, 2023 to complete the initial Business Combination. On February 20, 2023, the Company held an Extraordinary General Meeting at which the shareholders of the Company approved to extend the date by which the Company must consummate an initial Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023 (the “First Extension”). In connection with the First Extension, Quadro Sponsor LLC, a Delaware limited liability company (the “Sponsor”) or its designees contributed to the Company as a loan the initial contribution of $120,000 in February 2023 for the portion of the First Extension ending on April 22, 2023. The Sponsor agreed to loan the Company extension contributions of $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount would be deposited into the Trust Account (as defined below). In connection with the First Extension, shareholders holding 20,451,847 Class A ordinary shares, par value $0.001 per share (the “Class A Ordinary Shares” or “Ordinary Shares”) issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million.

In connection with the First Extension, the Sponsor elected to convert on a one-for-one basis 6,250,000 ordinary shares of par value $0.001 per share (the “Class B Ordinary Shares”) into 6,250,000 Class A Ordinary Shares (the “Founder Conversion”). The 6,250,000 Class A Ordinary Shares issued to the Sponsor in connection with the Founder Conversion are referred to herein as the “Founder Shares.” The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

As contemplated by the Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants of the Company (“Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.64 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $27.1 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.68. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $27.1 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $40,000 per month or (b) $0.25 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than 160,000 Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until May 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 2,388,153 Public Shares are redeemed and 160,000 of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $1.50 per share, with the aggregate maximum contribution to the Trust Account being $240,000.

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.73 per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $12.14 per share (plus any applicable interest accrued) if 2,388,153 Public Shares are redeemed and 160,000 Public Shares remain outstanding, in comparison to the current redemption amount of approximately $10.64 per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, November 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting.    You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of the Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve any of the other proposals at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on October 19, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 8,798,153 issued and outstanding Class A Ordinary Shares and no issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.

A shareholder who is entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated November 7, 2023 and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders on or about November 9, 2023.

By Order of the Board of Directors of Quadro Acquisition One Corp.
/s/ Dimitri Elkin
Dimitri Elkin
Chief Executive Officer
November 7, 2023

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the Company’s ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company; and

•        the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 9, 2022, August 15, 2022, November 14, 2022 (as amended on April 18, 2023), May 23, 2023 and August 14, 2023, and other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Extraordinary General Meeting and the voting procedures for the Extraordinary General Meeting, which will be held on November 20, 2023, at 1:00 p.m., Eastern Time. The Extraordinary General Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/quadroacquisitionone/2023.

Q:     Why am I receiving this proxy statement?

A:     The Company is a blank check company incorporated as a Cayman Islands exempted company on September 15, 2020 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On February 22, 2021, the Company consummated its initial public offering of 23,000,000 units, each consisting of one Class A Ordinary Share and one-third (1/3) of one redeemable warrant to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 4,400,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $6,600,000. The total offering generated an aggregate amount of gross proceeds of $234,600,000 to the Company.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company initially had until February 22, 2023 to complete the initial Business Combination. On February 20, 2023, the Company held an Extraordinary General Meeting at which the shareholders of the Company approved to extend the date by which the Company must consummate an initial Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete the Business Combination and is therefore holding this Extraordinary General Meeting.

Q:     When and where is the Extraordinary General Meeting?

A:     The Extraordinary General Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet at https://www.cstproxy.com/quadroacquisitionone/2023. The webcast will start at 1:00 p.m. Eastern Time, on November 20, 2023.

Q:     Can I attend the Extraordinary General Meeting in person?

A:     Yes. The Extraordinary General Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. The webcast will start at 1:00 p.m. Eastern Time, on November 20, 2023. Any shareholder can listen to and participate in the Extraordinary General Meeting live via the Internet at https://www.cstproxy.com/quadroacquisitionone/2023. Shareholders may vote and submit questions while connected to the Extraordinary General Meeting on the Internet with the voter control number included on your proxy card.

Q:     What do I need in order to be able to participate in the Extraordinary General Meeting online?

A:     You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/quadroacquisitionone/2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q:     Why does the Company need to hold an annual meeting?

A:     The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our first full fiscal year. At the Extraordinary General Meeting, you will have the opportunity to present questions to the management of the Company.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022, so that at the Extraordinary General Meeting, shareholders may discuss and ask questions of the Company with respect to such financial statements.

Q:     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:     The Company’s shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to give the Board the right to extend, on a monthly basis, the Termination Date from November 22, 2023 to May 22, 2024 (or such earlier date as determined by the Board);

2.      Proposal No. 2 — Director Election Proposal — To re-elect Clifford Tompsett as a Class I director of the Board until the annual general meeting of shareholders to be held in 2026 or until his successor is appointed and qualified;

3.      Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023; and

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $27.1 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $40,000 per month or (b) $0.25 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than 160,000 Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until May 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 2,388,153 Public Shares are redeemed and 160,000 of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $1.50 per share, with the aggregate maximum contribution to the Trust Account being $240,000.

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.73 per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $12.14 per share (plus any applicable interest accrued) if 2,388,153 Public Shares are redeemed and 160,000 Public Shares remain outstanding, in comparison to the current redemption amount of approximately $10.64 per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Original Termination Date, November 22, 2023, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Auditor Ratification Proposal and the Director Election Proposal are not conditioned on the approval of any of the other proposals.

The Adjournment Proposal is not conditioned on the approval of any of the other proposals. If any of the Extension Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the other proposals.

Q:     Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination.

Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Q:     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of the Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

Q:     Why should I vote “FOR” the director nominee?

A:     Mr. Tompsett has served on our Board since our initial public offering. Our Board believes that the stability and continuity on our Board is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of the nominee set forth in the Director Election Proposal.

Q:     Why should I vote “FOR” the Auditor Ratification Proposal?

A:     Withum has served as the Company’s independent registered public accounting firm since the Company’s inception. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the other proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and the Company’s directors and officers vote?

A:     The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Class A Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,250,000 Founder Shares, representing approximately 71.0% of the Company’s issued and outstanding Ordinary Shares. As a result, no votes from public shareholders are needed to approve the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Company securities or membership interests in the Sponsor pursuant to such arrangements.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal. If you do not want the director nominee to be elected, you must vote against the nominee.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

If the Extension Amendment Proposal, the Director Election Proposal, and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,250,000 Founder Shares, representing approximately 71.0% of the Company’s issued and outstanding Ordinary Shares. As a result, no votes from public shareholders are needed to approve the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates. In addition, the Company’s Memorandum and Articles of Association provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $40,000 per month or (b) $0.25 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than 160,000 Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until May 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 2,388,153 Public Shares are redeemed and 160,000 of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $1.50 per share, with the aggregate maximum contribution to the Trust Account being $240,000.

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.73 per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $12.14 per share (plus any applicable interest accrued) if 2,388,153 Public Shares are redeemed and 160,000 Public Shares remain outstanding, in comparison to the current redemption amount of approximately $10.64 per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Extension at any time without any further action by our shareholders.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Capital Market.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card to Quadro Acquisition One Corp., 2685 Nottingham Avenue, Los Angeles, CA 90027, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting; or

•        attending and voting, virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if you attend and vote at the Extraordinary General Meeting, any votes cast by your proxy will be invalid.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Extraordinary General Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Extraordinary General Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Q:     What constitutes a quorum at the Extraordinary General Meeting?

A:     The holders of one-third of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor, who beneficially owns approximately 71.0% of the Company’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, in addition to the Sponsor’s Ordinary Shares, as of the Record Date, no Class A Ordinary Shares would be required to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on October 19, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposal yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 1:00 p.m., Eastern Time, on November 20, 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, the Board has determined that each of the Extension Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Extension Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

Additionally, the Board has determined that the Adjournment Proposal, if presented, is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal, if presented.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Extraordinary General Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Company’s initial public offering, which are exercisable for one Class A ordinary share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) upon consummation of the Business Combination, have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 20, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on November 16, 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:     What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A:     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:     The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage a fee of $7,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

In connection with the First Extension, the Company engaged EarlyBirdCapital, Inc. (“EBC”) to render financial advisory and investment banking services to the Company in connection with the extraordinary general meeting that was held on February 20, 2023. The Company agreed to pay EBC a cash fee upon implementation of the First Extension equal to $250,000. The Company also agreed to reimburse EBC up to $10,000 for its reasonable costs and expenses incurred (including the fees and disbursements of its counsel) in connection with the performance of its services in connection with the First Extension.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Quadro Acquisition One Corp.
2685 Nottingham Avenue

Los Angeles, CA 90027
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: delkin@quadrocapital.com

You may also contact the proxy solicitor for the Company at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

To obtain timely delivery, shareholders must request the materials no later than November 13, 2023, or five business days prior to the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 16, 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 18, 2023, our Quarterly Reports on Form 10-Q as filed with the SEC on May 9, 2022, August 15, 2022, November 14, 2022 (as amended on April 18, 2023), May 23, 2023 and August 14, 2023, our Proxy Statement on Schedule 14A, as filed with the SEC on January 31, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete the Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Charter Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete the Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate the Business Combination, including the SPAC Rule Proposals described below.

In March 2022, the SEC issued proposed rules relating to certain activities of special purpose acquisition companies (“SPACs”). Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee, on February 10, 2023, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at Morgan Stanley until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account had, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed the trustee, on February 10, 2023, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at Morgan Stanley until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original trust account investments. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at Morgan Stanley could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is 50% owned and co-managed by Quadro IH DMCC, a company registered in Dubai Multi Commodities Centre in the United Arab Emirates. Quadro IH DMCC is controlled by Giedrius Pukas, a citizen of Lithuania.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, or less in certain circumstances, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Since the Sponsor and the Company’s affiliates will lose their entire investment in the Company if the Business Combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

On June 15, 2022, the Company’s prior sponsor, Kismet Sponsor Limited, a British Virgin Islands company (“Prior Sponsor”) transferred to the Sponsor (i) the 6,250,000 Class B Ordinary Shares, which were acquired by the Prior Sponsor for an aggregate purchase price of $25,000, and (ii) 4,400,000 Private Placement Warrants, which were acquired by the Prior Sponsor simultaneously with the initial public offering for an aggregate purchase price of $6,600,000. On June 30, 2022, the Prior Sponsor transferred all the membership interests of the Sponsor to Quadro

IH DMCC (the “Sponsor Transaction”). On January 31, 2023, the Sponsor elected to convert on a one-for-one basis 6,250,000 Class B Ordinary Shares into 6,250,000 Class A Ordinary Shares. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights. If the Extension Amendment Proposal is not approved, the 6,250,000 Founder Shares held by the Sponsor will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 4,400,000 Private Placement Warrants.

In addition, through the earlier of consummation of the Business Combination and the Company’s liquidation, the Company agreed to pay its directors $40,000 each (one director has waived his right to such compensation) and granted each of the independent directors an option to purchase 40,000 Class A Ordinary Shares at an exercise price of $10.00 per share, which will not vest if the Business Combination is not consummated. In addition, the compensation committee of the Board has approved the transfers by the Sponsor of (a) 15,000 Founder Shares to each of Messrs. Zilber and Tourevski and (b) 20,000 Founder Shares to Mr. Tompsett as additional compensation, which transfers will take place prior to the closing of the initial Business Combination. If the Charter Extension is not completed and the Company liquidates and dissolves, any options or Founder Shares held by the directors will be worthless.

In addition, the Sponsor holds a promissory note in the principal amount of up to $400,000 issued in connection with working capital loans made by the Sponsor, of which approximately $400,000 was outstanding as of June 30, 2023. In connection with the First Extension, the Sponsor or its designees contributed to the Company as a loan $120,000 in February 2023 for the portion of the First Extension ending on April 22, 2023. The Sponsor also loaned the Company $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount would be deposited into the Trust Account. As of June 30, 2023, the Company has drawn $270,000 on loans in connection with the First Extension and deposited it into the Trust Account. Such working capital loans and extension loans are repayable by the Company to the Sponsor or its designees upon consummation of an initial Business Combination. In the event that a Business Combination does not close, a portion of proceeds held outside the Trust Account may be used to repay such loans, but no proceeds held in the Trust Account would be used to repay such loans.

For additional interests of the Sponsor, officers and directors, see the section entitled “The Extraordinary General Meeting — Interests of the Sponsor, Directors and Officers.” The personal and financial interests of our Sponsor, officers, directors, and their affiliates may influence their motivation in identifying and selecting a target for the Business Combination and consummating the Business Combination therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial Business Combination, hinder our ability to consummate an initial Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax would apply with respect to redemptions of shares in connection with a Business Combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As described in the section below entitled “Proposal No. 1 — Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently November 22, 2023) is extended, our public shareholders will have the right to require us to redeem their Public Shares. Because we are a Cayman Islands company, any redemption or other repurchase that occurs in connection with an initial Business Combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

The Charter Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, may lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

The Company is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company completes one or more business combinations within 36 months of the effectiveness of its IPO Registration Statement, which, in the case of the Company, would be February 17, 2024 (the “Nasdaq Deadline”). The Charter Extension, if completed, would extend the Termination Date beyond the Nasdaq Deadline. As a result, the Charter Extension contemplated by the Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved and the Company does not complete one or more business combinations by the Nasdaq Deadline. We cannot assure you that Nasdaq will not delist the Company in such event, or that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        Our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing;

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Share is a “penny stock,” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Ordinary Shares, and warrants are currently listed on Nasdaq, our units, Ordinary shares, and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, officers and directors own a substantial number of our Ordinary Shares and can approve the Extension Amendment Proposal and the other proposals without the vote of other shareholders.

Our Sponsor, officers and directors, following redemptions by our public shareholders in connection with the First Extension, own approximately 71.0% of the outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting and plan to vote all of the Ordinary Shares owned by them in favor of the Extension Amendment Proposal and the other proposals. Assuming that a quorum is achieved at the Extraordinary General Meeting and our Sponsor, officers and directors vote all of the Ordinary Shares owned by them at the Extraordinary General Meeting, the Extension Amendment Proposal and the other proposals can be approved at the Extraordinary General Meeting even if some or all of our other public shareholders do not approve the Extension Amendment Proposal and the other proposals.

THE EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Shareholders to be held on November 20, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022, on or about November 9, 2023 to all shareholders of record of the Company as of October 19, 2023, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 1:00 p.m., Eastern Time, on November 20, 2023 at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, and via live webcast at https://www.cstproxy.com/quadroacquisitionone/2023. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, shareholders of the Company will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to give the Board the right to extend, on a monthly basis, the Termination Date from November 22, 2023 to May 22, 2024 (or such earlier date as determined by the Board).

2.      Proposal No. 2 — Director Election Proposal — To re-elect Clifford Tompsett as a Class I director of the Board until the annual general meeting of shareholders to be held in 2026 or until his successor is appointed and qualified.

3.      Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

4.      Proposal No. 4 — Adjournment Proposal — To adjourn the Extraordinary General Meeting to a later date or dates, if necessary.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Ordinary Shares at the close of business on October 19, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,798,153 issued and outstanding Ordinary Shares, of which 2,548,153 Class A Ordinary Shares are held by the Company’s public shareholders and 6,250,000 Founder Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting.

Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Extraordinary General Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, whereas abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

It is possible that the Company will not be able to complete the Business Combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 1:00 p.m., Eastern Time, on November 20, 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Extraordinary General Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 16, 2023.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/quadroacquisitionone/2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105. We will also be hosting the Extraordinary General Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/quadroacquisitionone/2023 and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet or telephone;

•        you may send a later-dated, signed proxy card to Quadro Acquisition One Corp., 2685 Nottingham Avenue, Los Angeles, CA 90027, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Extraordinary General Meeting; or

•        you may attend the Extraordinary General Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Advantage, the Company’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on November 16, 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $10.64 as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Advantage to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage a fee of $7,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement, the related proxy materials and the Annual Report on Form 10-K for the year ended December 31, 2022. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement, the related proxy materials and the Annual Report on Form 10-K for the year ended December 31, 2022 to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

In connection with the First Extension, the Company engaged EBC to render financial advisory and investment banking services to the Company in connection with the extraordinary general meeting that was held on February 20, 2023. The Company agreed to pay EBC a cash fee upon implementation of the First Extension equal to $250,000. The Company also agreed to reimburse EBC up to $10,000 for its reasonable costs and expenses incurred (including the fees and disbursements of its counsel) in connection with the performance of its services in connection with the First Extension.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor holds, and our Chief Executive Officer beneficially owns, 6,250,000 Founder Shares and 4,400,000 Private Placement Warrants, all of which would expire worthless if the Business Combination is not consummated;

•        the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•        the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to any of the 6,250,000 Founder Shares held by it if the Company fails to complete the Business Combination on or before the Original Termination Date, and the Extension Amendment Proposal is not approved;

•        the fact that, at the option of the Sponsor, any amounts outstanding under any loans made by the Sponsor or any of its affiliates to the Company in an aggregate amount up to $1,500,000 may be converted into warrants that are identical to the Private Placement Warrants at the option of the lender;

•        the fact that the Sponsor holds a promissory note in the principal amount of up to $400,000 issued in connection with working capital loans made by the Sponsor, of which approximately $400,000 was outstanding as of June 30, 2023;

•        the fact that, in connection with the First Extension, the Sponsor or its designees contributed to the Company as a loan $120,000 in February 2023 for the portion of the First Extension ending on April 22, 2023. The Sponsor also loaned the Company $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount would be deposited into the Trust Account. As of June 30, 2023, the Company has drawn $270,000 on loans in connection with the First Extension and deposited it into the Trust Account.

•        the fact that through the earlier of consummation of the Business Combination and the Company’s liquidation, the Company agreed to pay its directors $40,000 each (one director has waived his right to such compensation) and granted each of the independent directors an option to purchase 40,000 Class A Ordinary Shares at an exercise price of $10.00 per share, which will not vest if the Business Combination is not consummated. In addition, the compensation committee of the Board has approved the transfers by the Sponsor of (a) 15,000 Founder Shares to each of Messrs. Zilber and Tourevski and (b) 20,000 Founder Shares to Mr. Tompsett as additional compensation, which transfers will take place prior to the closing of the initial Business Combination;

•        the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the Business Combination;

•        the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated on or before the Original Termination Date, and the Extension Amendment Proposal is not approved; and

•        the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $40,000 per month or (b) $0.25 per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 22, 2023 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than 160,000 Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until May 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 2,388,153 Public Shares are redeemed and 160,000 of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $1.50 per share, with the aggregate maximum contribution to the Trust Account being $240,000.

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Original Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.73 per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $12.14 per share (plus any applicable interest accrued) if 2,388,153 Public Shares are redeemed and 160,000 Public Shares remain outstanding, in comparison to the current redemption amount of approximately $10.64 per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with our Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $10.64 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $27.1 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $10.68. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Extraordinary General.

Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 less per share than if the stock was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Original Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association in substantially the form of Annex A hereto with the Registrar of Companies of the Cayman Islands. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and expect that our units, Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Extension at any time without any further action by our shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on November 16, 2023 (two business days before the Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $10.64 as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the Business Combination on or before the Original Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of the Company’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company’s is considered a “passive foreign investment company” for these purposes (which the Company’s will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Ordinary Shares, who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as of the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association of the Company be amended as set out in Annex A to the proxy statement for the Extraordinary General Meeting, in order to give the Board of Directors of the Company the right to extend, on a monthly basis, the Termination Date (as defined therein) from November 22, 2023 to May 22, 2024 (or such earlier date as determined by the Board of Directors of the Company), with immediate effect.”;

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE
“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I director, Clifford Tompsett, will expire at this Extraordinary General Meeting. The term of office of the Class II director, Konstantin Tourevski, will expire at the annual general meeting of shareholders to be held in 2024. The term of office of the Class III director, Leonid Zilber, will expire at the annual general meeting of shareholders to be held in 2025.

At the Extraordinary General Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Clifford Tompsett for re-election as a Class I director. The biography of Clifford Tompsett is set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominee requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Director Election Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE
“FOR” THE ELECTION OF THE DIRECTOR NOMINEE.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum has audited our financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and the period from September 15, 2020 (inception) through December 31, 2020. A representative of Withum is not expected to be present at the Extraordinary General Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled approximately $49,561 and $115,360, respectively. The aggregate fees of Withum related to audit services in connection with our initial public offering totaled approximately $15,450. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021 we did not pay Withum any audit-related fees.

Tax Fees

We did not pay Withum for tax services, planning or advice for the years ended December 31, 2022 and 2021.

All Other Fees

We did not pay Withum for any other services for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE
“FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on September 15, 2020. We were incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar Business Combination.

There are currently 8,798,153 of our Ordinary Shares, including 6,250,000 Founder Shares, issued and outstanding. In addition, we issued warrants to purchase 7,666,667 Ordinary Shares as part of our initial public offering and Private Placement Warrants to purchase 4,400,000 Ordinary Shares as part of the private placement that we consummated simultaneously with the consummation of our initial public offering. Each whole warrant entitles its holder to purchase one Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of a Business Combination and expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if the last sales price of our Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing on the date the warrants become exercisable and ending three business days before we send the notice of redemption and if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption. The Private Placement Warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.

We initially issued 6,250,000 Class B Ordinary Shares to the Prior Sponsor, Kismet Sponsor Limited. On June 15, 2022, the Prior Sponsor transferred to the Sponsor (i) the 6,250,000 Class B Ordinary Shares, which were acquired by the Prior Sponsor for an aggregate purchase price of $25,000, and (ii) 4,400,000 Private Placement Warrants, which were acquired by the Prior Sponsor simultaneously with the initial public offering for an aggregate purchase price of $6,600,000. On June 30, 2022, in connection with the Sponsor Transaction, the Prior Sponsor transferred all the membership interests of the Sponsor to Quadro IH DMCC. On January 31, 2023, the Sponsor elected to convert on a one-for-one basis 6,250,000 Class B Ordinary Shares into 6,250,000 Class A Ordinary Shares. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

The Company initially had until February 22, 2023 to complete the initial Business Combination. On February 20, 2023, the Company held an Extraordinary General Meeting at which the shareholders of the Company approved to extend the date by which the Company must consummate an initial Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023. In connection with the First Extension, the Sponsor or its designees contributed to the Company as a loan the initial contribution of $120,000 in February 2023 for the portion of the First Extension ending on April 22, 2023. The Sponsor agreed to loan the Company extension contributions of $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount would be deposited into the Trust Account. In connection with the First Extension, shareholders holding 20,451,847 Class A ordinary shares exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million.

As of the Record Date, approximately $27.1 million from our initial public offering and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

As of the date of this Report, our directors and officers are as follows:

Name	Age	Position
Dimitri Elkin	54	Chief Executive Officer
Clifford Tompsett	66	Director
Leonid Zilber	46	Director
Konstantin Tourevski	48	Director

The experience of our directors and executive officers is as follows:

Dimitri Elkin has served as our Chief Executive Officer since June 2022. Mr. Elkin has been serving as Chief Executive Officer and a director of Twelve Seas Investment Company II since July 2020. From December 2017 until December 2019, he also served as Chief Executive Officer of Twelve Seas Investment Company. Since April 2013, Mr. Elkin has been a Founding Partner of Twelve Seas Limited. From 2007 to April 2013, Mr. Elkin served as General Partner of UFG Private Equity, a private-equity firm. From 2003 to 2006, Mr. Elkin was a Founding Partner at GIC Capital, a U.S. private equity firm. From 1998 to 2003, Mr. Elkin served as an investment executive at Kohlberg Kravis Roberts & Co., heading its activities in the former Soviet Union and Eastern Europe. From 1996 to 1998, Mr. Elkin served as an investment banker at Lehman Brothers. Mr. Elkin previously served as a director of multiple corporate entities. Mr. Elkin graduated from Moscow State University and received an MBA from Harvard Business School.

Clifford Tompsett has served as one of our independent directors since February 2021. Since February 2021, Mr. Tompsett has also served as a director of Kismet Acquisition Three Corp. (Nasdaq: KIII), a blank check company formed for substantially similar purposes as our company. Previously, Mr. Tompsett served in various roles at PriceWaterhouseCoopers LLP (“PwC”) from 1979 to 2017. Mr. Tompsett was a partner at PwC until he retired in June 2017. He was also an audit partner until 2003 when he then specialized in capital markets and transaction work, advising companies on the execution of complex transactions in the London, U.S. and Hong Kong markets. He founded and led PwC’s Global IPO Centre and founded and built PwC’s Equity Advisory business. He has significant experience working with companies preparing for an IPO, including advising on corporate governance, financial reporting, controls and risk management. He also has extensive experience working with SPACs on their initial public offerings and initial acquisitions. From August 2020 to August 2021, Mr. Tompsett served as a director of Kismet Acquisition One Corp. Mr. Tompsett is a Non-Executive Director and Chair of the Audit Committee of Thomas Lloyd Energy Impact Trust plc, a renewable infrastructure fund, and Reed Global Limited, a recruitment business. Until August 2020, he was also the Senior Independent Director and Chair of the Audit and Risk Committee of Cello Health plc. He is a Fellow of the Institute of Chartered Accountants in England and Wales and has an MA in Chemistry from Oxford University. We believe Mr. Tompsett is well-qualified to serve as a member of our Board due to his extensive financial experience.

Leonid Zilber has served as one of our independent directors since February 2021. Mr. Zilber is a Founder and Managing Partner of Agnostic Ventures, LP, an early-stage fund founded in 2017. Prior to founding Agnostic Ventures, LP, from 2011 to 2017, Mr. Zilber was a principal and a member of the investment committee of Siguler Guff Technology Fund, a fund of Siguler Guff, LP, a private equity fund with a focus on investments in emerging markets. Mr. Zilber led Siguler Guff LP’s investments in the technology space in Eastern Europe and served as an expert for the firm’s technology investments in Brazil, India and China. He started his venture capital career with Valhalla Partners, LP, an early-stage fund, where he helped several of his portfolio companies in the successful completion of mergers and acquisitions. Mr. Zilber currently serves, or has served, on several boards, including Virgin Hyperloop, a next generation transportation company, Standard Cognition, an AI company, Picsart, an online photo and video editing app, and Maximum Education, a leading online education, among others. Mr. Zilber is a member of the North America Venture Association. He received his B.S. in Computer Science from Rutgers University and his M.S. in Computer Science from University of California. We believe Mr. Zilber is well-qualified to serve as a member of our Board due to his extensive investment and management experience.

Konstantin Tourevski has served as one of our independent directors since March 2023. Mr. Tourevski is a managing partner at New Age Alpha, LLC, an asset management firm, where he oversees fixed income and alternative investments. As member of senior management, he is involved in all aspects of the business including fund management, the firm’s proprietary index offerings and its custom direct indexing platform as well as general management and business development activities. Prior to joining New Age Alpha, LLC, Mr. Tourevski spent sixteen years (June 2003 — September 2019) managing investments at Loews Corporation (NYSE: L). After joining their investment team as a research associate, he went on to hold several roles with increased responsibility encompassing research, trading, and portfolio management. Prior to leaving, Mr. Tourevski was responsible for High Yield Bonds and was part of a small team of senior portfolio managers tasked with setting the firm’s overall investment strategy. Before joining Loews Corporation, Mr. Tourevski worked in fixed-income research at JP Morgan Investment Management from June 1999 to August 2001, where he focused on issuers in technology, telecom, media, gaming, and leisure industries. His other business interests include ownership in a private holding company operating several childcare staffing franchises and a real estate management and development business with focus on vacation rental properties. Mr. Tourevski is a CFA charterholder and holds a B.A. in Economics from New York University, summa cum laude, and an MBA with honors from Columbia Business School. We believe Mr. Tourevski is well-qualified to serve as a member of the Board because of his extensive investment and management experience.

Number and Terms of Office of Officers and Directors

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Tompsett, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Tourevski, will expire at the second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Zilber, will expire at the third annual meeting of shareholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Memorandum and Articles of Association as it deems appropriate. Our Memorandum and Articles of Association provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee, each of which is composed solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below.

Audit Committee

The members of our Audit Committee are Messrs. Tourevski, Tompsett and Zilber. Mr. Tompsett serves as chairman of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board has determined that Mr. Tompsett qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Tompsett and Zilber. Mr. Zilber will serve as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the purpose and responsibilities of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser, and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Messrs. Tourevski, Tompsett and Zilber. In accordance with Rule 5605(e)(1)(A) of the Nasdaq Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Memorandum and Articles of Association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics and Committee Charters

We have adopted a code of ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our code of ethics, our Audit Committee charter and our compensation committee charter as exhibits to our IPO Registration Statement. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except Tavrin Ivan, the company’s former Chief Executive Officer, failed to timely file one Form 4.

Executive Compensation.

None of our executive officers has received any cash (or non-cash) compensation for services rendered to us. Pursuant to the Administration Services Agreement, commencing on February 17, 2021, we agreed to pay Kismet LLC, an affiliate of our Prior Sponsor, a total of up to $10,000 per month for office space, utilities, secretarial support and administrative services. Such fees for the years ended December 31, 2022 and 2021 were waived by Kismet LLC. On June 30, 2022, in connection with the Sponsor Transaction, the Company and Kismet LLC mutually terminated the Administrative Services Agreement. As a result, we are no longer obligated to pay a $10,000 monthly fee pursuant to the Administrative Services Agreement.

Commencing on February 17, 2021, we paid our initial directors a fee of $40,000 each. On May 25, 2022, Mr. Verdi Israelyan, a former director, waived his right to receive a payment of $40,000. We also granted two of our independent directors, Messrs. Tompsett and Zilber, an option each to purchase 40,000 Ordinary Shares at an exercise price of $10.00 per share, which will vest upon the consummation of our initial Business Combination and will expire five years after the date on which it first became exercisable. All of the options that we granted to our directors provide for vesting in full if such individuals are not retained by us (or any successor entity resulting from our initial Business Combination) upon the consummation of our initial Business Combination. Further, following the approval of the

First Extension, our compensation committee has approved the transfers by our Sponsor of (a) 15,000 Founder Shares to each of Messrs. Zilber and Tourevski and (b) 20,000 Founder Shares to Mr. Tompsett as additional compensation, which transfers will take place prior to the closing of our initial Business Combination. Both the Founder Shares and the options granted to our directors are subject to forfeiture in the event a director ceases to serve on our Board prior to the closing of a Business Combination. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely of independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Forward Purchase Agreement

In connection with the consummation of our initial public offering, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with the Prior Sponsor, which provides for the purchase of $20.0 million units (“Forward Purchase Units”), which at the option of the Prior Sponsor, can be increased to $50.0 million, with each Forward Purchase Unit consisting of one Class A ordinary share (the “Forward Purchase Shares”) and one-third of one warrant to purchase one Class A ordinary share at $11.50 per share (the “Forward Purchase Warrants,” together with the Forward Purchase Units and the Forward Purchase Shares, the “Forward Purchase Securities”), for a purchase price of $10.00 per Forward Purchase Unit, in a private placement to occur concurrently with the closing of the initial Business Combination. The purchase under the Forward Purchase Agreement is required to be made regardless of whether any Class A ordinary shares are redeemed by our public shareholders. The Forward Purchase Securities will be issued only in connection with the closing of the initial Business Combination. The proceeds from the sale of Forward Purchase Securities may be used as part of the consideration to the sellers in the initial Business Combination, expenses in connection with the initial Business Combination or for working capital in the post-transaction company. The Company does not intend to implement the forward purchase agreement, and on April 17, 2023, the Company sent a notice of mutual termination of the forward purchase agreement to the Prior Sponsor.

Founder Shares

On September 21, 2020, the Company issued 4,812,500 Class B Ordinary Shares to the Prior Sponsor. On September 23, 2020, the Prior Sponsor paid an aggregate of $25,000 for certain expenses on behalf of the Company in exchange for issuance of the Class B Ordinary Shares. On January 25, 2021, the Company effected a stock dividend of 1,437,500 shares with respect to Class B Ordinary Shares, resulting in an aggregate of 6,250,000 Class B Ordinary Shares outstanding. The Prior Sponsor agreed to forfeit up to an aggregate of 750,000 Class B Ordinary Shares, on a pro rata basis, to the extent that the option to purchase additional units was not exercised in full by the underwriters, so that the Class B Ordinary Shares would represent 20% of the Company’s issued and outstanding shares after our initial public offering plus the 2,000,000 Forward Purchase Shares underlying the Forward Purchase Units (which at the option of the Prior Sponsor can be increased to up to 5,000,000 Forward Purchase Shares). On February 22, 2021, the underwriter fully exercised its over-allotment option; thus, these 750,000 Class B Ordinary Shares were no longer subject to forfeiture.

On June 15, 2022, the Prior Sponsor transferred all 6,250,000 Class B Ordinary Shares to the New Sponsor.

The New Sponsor agreed not to transfer, assign or sell any of its Class B Ordinary Shares until the earlier to occur of (i) one year after the date of the consummation of the initial Business Combination, or earlier if, subsequent to the initial Business Combination, (x) the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination or (y) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their Ordinary shares for cash, securities or other property.

On January 31, 2023, our Sponsor elected to convert on a one-for-one basis the 6,250,000 Class B Ordinary Shares into 6,250,000 Class A Ordinary Shares in the Founder Conversion. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights.

Related Party Loans

On September 23, 2020, the Prior Sponsor agreed to loan the Company up to $250,000 to cover costs related to our initial public offering pursuant to a promissory note, which was later amended on January 22, 2021 (the “IPO Note”). The IPO Note was non-interest bearing, unsecured and due upon the closing of our initial public offering.

As of February 22, 2021, the Company borrowed approximately $111,000 under the IPO Note. The Company repaid the IPO Note in full on February 24, 2021. Subsequent to the repayment, the facility was no longer available to the Company.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lenders’ discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of June 30, 2023, the Company had no borrowings under any Working Capital Loans.

On April 13, 2022, the Company issued the Promissory Note to the Prior Sponsor for an aggregate of up to $200,000. On May 25, 2022, the Prior Sponsor amended the Promissory Note agreement and increased the principal amount to $400,000. The Promissory Note bears no interest, may be prepaid at any time and is due and payable within one year from the date of the first drawdown of the amended and restated note, or June 7, 2023. On June 30, 2022, the Prior Sponsor assigned all of its rights and obligations under the Promissory Note to the New Sponsor in connection with the Sponsor Transaction. As of June 30, 2023, the Company has fully drawn $400,000 under the Promissory Note. As of June 30, 2023, approximately $400,000 was outstanding under the Promissory Note.

Extension Loan

Pursuant to the First Extension, the Sponsor or its designees contributed to the Company as a loan the initial contribution of $120,000 in February 2023 for the portion of the extension ending on April 22, 2023. The Sponsor will also loan the Company extension contributions of $60,000 per month for each subsequent calendar month (commencing on April 22, 2023 and on the 22nd day of each subsequent month) until November 22, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount will be deposited into the Trust Account (the “First Extension Loan”). As of June 30, 2023, the Company has deposited $270,000 into the Trust Account in connection with the First Extension.

Related Party Advance

For the three and six months ended June 30, 2023, the Sponsor had paid $164,081 and $188,722, respectively, of expenses on behalf on Company, which are included in advance from related parties in the accompanying condensed balance sheets as of June 30, 2023.

Administrative Services Agreement

Commencing on February 17, 2021, through the earlier of consummation of the initial Business Combination and the liquidation, the Company agreed to pay Kismet LLC, an affiliate of the Prior Sponsor, $10,000 per month for office space, utilities, secretarial support and administrative services.

On June 30, 2022, in connection with the Sponsor Transaction, the Company and Kismet LLC mutually terminated the Administrative Services Agreement. As a result, the Company is no longer obligated to pay a $10,000 monthly fee pursuant to the Administrative Services Agreement.

Director Compensation

Commencing on February 18, 2021, the Company paid its initial directors $40,000 each. On May 25, 2022, Mr. Verdi Israelyan, a former director, waived his right to receive a payment of $40,000. The Company also granted two of its independent directors, Messrs. Tompsett and Zilber, an option each to purchase 40,000 Class A ordinary shares at an exercise price of $10.00 per share, which will vest upon the consummation of the initial Business Combination and will expire five years after the date on which it first became exercisable Further, following the approval of the First Extension, the compensation committee of the Board has approved the transfers by the Sponsor of (a) 15,000 Founder Shares to each of Messrs. Zilber and Tourevski and (b) 20,000 Founder Shares to Mr. Tompsett as additional compensation, which transfers will take place prior to the closing of the initial Business Combination. Both the Founder Shares and the options granted to the directors are subject to forfeiture in the event a director ceases to serve on the Board prior to the closing of a Business Combination. In addition, the Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s Audit Committee reviews, on a quarterly basis, all payments that are made to the Sponsor, officers or directors, or the Company’s or their affiliates.

On May 25, 2022, one of the Company’s former directors waived his right to receive a payment of $40,000 and the Company recorded approximately $0 of director compensation during three and six months ended June 30, 2023, and approximately $(12,000) and $3,000 of director compensation during the three and six months ended June 30, 2022, respectively. As of June 30, 2023 and December 31, 2022, the Company had no amounts outstanding in relation to the director compensation.

Policy for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Our Audit Committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

In addition, we have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

We have filed a copy of our code of ethics and our Audit Committee charter as exhibits to our IPO Registration Statement. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of October 19, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•        each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•        all our executive officers and directors as a group.

In the table below, the presentation gives effect to the Founder Conversion, in which the Sponsor elected to convert on a one-for-one basis 6,250,000 Class B Ordinary Shares into 6,250,000 Class A Ordinary Shares, and accordingly, percentage ownership is based on 8,798,153 Ordinary Shares, consisting of (i) 8,798,153 Class A Ordinary Shares and (ii) no Class B Ordinary Shares, issued and outstanding as of October 19, 2023. On all matters to be voted upon, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. The Sponsor consummated the Founder Conversion, in part, on the basis that having additional Class A Ordinary Shares issued and outstanding may assist the Company in meeting applicable continued listing requirements of Nasdaq Stock Market LLC.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class
Executive Officers and Directors
Dimitri Elkin(2)	6,250,000	71.0%
Clifford Tompsett(3)	—	—
Leonid Zilber(3)	—	—
Konstantin Tourevski	—	—
All directors and officers as a group (4 individuals)(2)	6,250,000	71.0%

5% Shareholders
Quadro Sponsor LLC (the Sponsor)(2)	6,250,000	71.0%

____________

(1)      Unless otherwise noted, the business address of each of the above entities or individuals is 2685 Nottingham Avenue, Los Angeles, CA 90027.

(2)      Interests shown consist solely of Founder Shares. The Sponsor is the record holder of such securities. On January 31, 2023, the Sponsor elected to convert on a one-for-one basis 6,250,000 Class B Ordinary Shares into 6,250,000 Class A Ordinary Shares. According to a Schedule 13D filed with the SEC on July 11, 2022, Quadro IH DMCC (“Quadro IH”) and Twelve Seas Management Company LLC (“Twelve Seas”) are the two managing members of the Sponsor and may therefore be deemed to be the beneficial owners of the securities held by the Sponsor and to have shared voting and dispositive control over such securities. Messrs. Elkin and Pukas each has control over the voting and investment decisions made by Twelve Seas and Quadro IH, respectively, and as such may be deemed to have beneficial ownership over such securities. The business address of the Sponsor is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Quadro IH is DMCC Business Centre, 3029, Dubai, UAE. The business address of Twelve Seas is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Mr. Elkin is 2685 Nottingham Avenue, Los Angeles, CA 90027. The business address of Mr. Pukas is DMCC Business Centre, 3029, Dubai, UAE.

(3)      Share information excludes an option to purchase 40,000 Class A Ordinary Shares at an exercise price of $10.00 per share, which will vest upon the consummation of the Business Combination and will expire five years after the date on which it first became exercisable.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual general meeting will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Memorandum and Articles of Association. Accordingly, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the 2024 annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2024.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Quadro Acquisition One Corp.
2685 Nottingham Avenue
Los Angeles, CA 90027
Attention: Dimitri Elkin
Email: delkin@quadrocapital.com

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Quadro Acquisition One Corp.
2685 Nottingham Avenue
Los Angeles, CA 90027
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: delkin@quadrocapital.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by November 13, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
QUADRO ACQUISITION ONE CORP.
(the “Company”)

The Second Amended and Restated Memorandum and Articles of Association of the Company is amended by deleting Article 36.2 and replacing it in its entirety with the following:

“36.2      The Company has up to 33 months from the closing of the IPO to consummate a Business Combination, provided, however, if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 33 months of the closing of the IPO, the directors may, in their sole discretion, extend the period of time to consummate a Business Combination by an additional one month period, up to six times (giving the Company a total of up to 39 months from the closing of the IPO to complete a Business Combination). In the event that the Company does not consummate a Business Combination within 39 months from the closing of the IPO, subject to valid extensions having been made (or such earlier date as may be determined by the board of directors in its sole discretion) (such date, the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and the board of directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

Annex A-1

QUADRO ACQUISITION ONE CORP.

2685 NOTTINGHAM AVENUE
LOS ANGELES, CA 90027
PROXY CARD
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
QUADRO ACQUISITION ONE CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dimitri Elkin (the “Proxy”) as proxy, with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of Quadro Acquisition One Corp. (the “Company”) to be held on November 20, 2023 at 1:00 p.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105 or at any adjournments and/or postponements thereof. The Company will also be hosting the extraordinary general meeting via live webcast on the Internet at https://www.cstproxy.com/quadroacquisitionone/2023. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

QUADRO ACQUISITION ONE CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To, subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as of the date of the special resolution, amend the Second Amended and Restated Memorandum of Association and Articles of Association of the Company as set out in Annex A to the proxy statement for the Extraordinary General Meeting, in order to give the Board of Directors of the Company the right to extend, on a monthly basis, the Termination Date (as defined therein) from November 22, 2023 to May 22, 2024 (or such earlier date as determined by the Board of Directors of the Company), with immediate effect.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Director Election Proposal — To re-elect Clifford Tompsett as a Class I director (to serve until the annual general meeting of shareholders to be held in 2026 or until a successor is elected and qualified or their earlier resignation or removal).

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Auditor Ratification Proposal — To ratify the selection by the Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Adjournment Proposal — To instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting of the Company’s shareholders to a later date or dates, if necessary.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3 or 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR proposal 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~